Current trade and other receivables	12 Months Ended
Dec. 31, 2024
Current trade and other receivables
Current trade and other receivables

16 Current trade and other receivables

	2024	2023	2022
	$m	$m	$m
Trade receivables	8,335	8,452	7,271
Less: Expected credit loss provision (Note 28)	(33)	(45)	(59)
	8,302	8,407	7,212
Other receivables	1,579	1,639	1,659
Prepayments	1,737	1,617	1,329
Government grants receivable	25	11	25
Accrued income	1,329	452	296
Trade and other receivables	12,972	12,126	10,521

Trade receivables include $667m (2023: $1,977m; 2022: $2,470m) measured at FVOCI classified ‘hold to collect and sell’ as they are due from customers that the Group has the option to factor, or relate to bank acceptance drafts received in settlement of trade receivables per common practice in China.

All other financial assets included within Current trade and other receivables are held at amortised cost with carrying value being a reasonable approximation of fair value.